UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 12, 2011
CUMULUS MEDIA INC.
(Exact name of registrant as specified in its charter)

Delaware	000-24525	36-4159663

(State or other jurisdiction	(Commission File Number)	(IRS employer
of incorporation)		Identification No.)

3280 Peachtree Road, N.W., Suite 2300, Atlanta GA	30305

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (404) 949-0700
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition.
     On August 12, 2011, Cumulus Media Inc. issued a press release announcing financial results for the three and six months ended June 30, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     This information is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.
Item 9.01 — Financial Statements and Exhibits.
     (d) Exhibits.

Number	Exhibit

99.1	Press release, dated August 12, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.
By:	/s/ J.P. Hannan
	Name:	J.P. Hannan
	Title:	Senior Vice President, Treasurer and Chief Financial Officer

Date: August 12, 2011

Exhibit Index

Number	Exhibit

99.1	Press release, dated August 12, 2011